EXHIBIT 10.3

Execution Version

THIRD OMNIBUS AMENDMENT

This Third Omnibus Amendment (this “Amendment”), dated as of May 23, 2018 amends (a) the Second Amended and Restated Common Terms Agreement, dated as of June 30, 2015 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Common Terms Agreement”), by and among Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Borrower”), Société Générale, as the Common Security Trustee (in such capacity, the “Common Security Trustee”) and as the Intercreditor Agent (in such capacity, the “Intercreditor Agent”), The Bank of Nova Scotia, as the Secured Debt Holder Group Representative for the Working Capital Debt and other Secured Debt Holder Group Representatives party thereto from time to time, the Secured Hedge Representatives and the Secured Gas Hedge Representatives party thereto from time to time and (b) the Amended and Restated Senior Working Capital Revolving Credit and Letter of Credit Reimbursement Agreement, dated as of September 4, 2015 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Working Capital Facility”), by and among the Borrower, Société Générale as the Swing Line Lender and as the Common Security Trustee (in such capacity, the “Common Security Trustee”), The Bank of Nova Scotia as the Senior Issuing Bank and Senior Facility Agent (the “Facility Agent”) and the other agents and lenders from time to time party thereto. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement and, if not defined therein, the Working Capital Facility.

WHEREAS, the Borrower has requested that the Common Security Trustee, the Intercreditor Agent, the Secured Debt Holder Group Representative for the Working Capital Debt and the Working Capital Lenders (collectively, the “Lenders” and each individually, a “Lender”) constituting the Required Senior Lenders under the Working Capital Facility agree to amend the Common Terms Agreement and Working Capital Facility as set forth in Section 1 and Section 2 herein;

WHEREAS, (a) the Secured Debt Holder Group Representative for the Working Capital Debt, the Common Security Trustee and the Intercreditor Agent are willing to amend the Common Terms Agreement as set forth in Section 1 herein and (b) the Facility Agent, each Lender party hereto and the Common Security Trustee are willing to amend the Working Capital Facility as set forth in Section 2 herein;

WHEREAS, the Borrower has requested that the Common Security Trustee, the Intercreditor Agent and the Secured Debt Holder Group Representative for the Working Capital Debt consent to the Borrower’s entry into the CQP Corporate Property Policy and Antero Gas Supply Agreement (each as defined in Section 3 below) and reduction of the EPC Letter of Credit under the Stage 1 EPC Contract; and

WHEREAS, the Common Security Trustee, the Intercreditor Agent and the Secured Debt Holder Group Representative for the Working Capital Debt are willing to consent to the Borrower’s entry into the CQP Corporate Property Policy and Antero Gas Supply Agreement (each as defined in Section 3 below) and reduction of the EPC Letter of Credit under the Stage 1 EPC Contract.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Common Terms Agreement. Pursuant to Section 10.1 of the Common Terms Agreement and Section 4.1(i) of the Intercreditor Agreement, the Borrower, the Common Security Trustee, the Intercreditor Agent and the Secured Debt Holder Group Representative for the Working Capital Debt hereby consent to the following modifications to the Common Terms Agreement:

1.1 Clause (b)(iii) of the definition of “Permitted Hedging Agreement” in the Common Terms Agreement is hereby amended and restated in its entirety as follows:

“(iii) Basis Swaps for gas hedging purposes for up to a maximum of (a) 62.0 TBtu per month for Basis Swaps with a tenor up to 24 months and (b) 25.0 TBtu per month for Basis Swaps with a tenor greater than 24 months but less than 36 months (or a maximum of (a) 74.4 TBtu per month for Basis Swaps with a tenor up to 24 months and (b) 30.0 TBtu for Basis Swaps with a tenor greater than 24 months but less than 36 months, if Train 6 Debt is incurred in connection with Section 2.7 of the Common Terms Agreement or otherwise approved in accordance with the Financing Documents). For the avoidance of doubt, Basis Swaps with a tenor of more than 36 months are prohibited. Further, the aggregate notional volume of financial natural gas positions in Basis Swaps may not exceed that of physical natural gas positions on an MMBtu basis.”

1.2 Clause (c) of the definition of “Additional Material Project Document” in the Common Terms Agreement is hereby amended by replacing the words “for a term greater than two (2) years” in clause (ii) thereof with “for a term greater than seven (7) years”.

1.3 The definition of “Qualified Gas Supplier” is hereby amended and restated in its entirety as follows:

““Qualified Gas Supplier” means any Person from whom the Borrower, acting in accordance with Prudent Industry Practice, purchases firm natural gas supply for the Project’s feed and fuel gas requirements.”

1.4 Section 8.5(a) of the Common Terms Agreement is hereby amended and restated in its entirety as follows:

“(a) Prior to Substantial Completion with respect to each train of the Project, as soon as available and in any event on the last day of each month (or the next succeeding Business Day if the last day of a given month is not a Business Day), monthly Construction Reports as to the Project from the Independent Engineer; provided that the failure to provide the Construction Report from the Independent Engineer pursuant to this clause (a) within thirty (30) days of the end of each month that is not the last month of a Fiscal Quarter (other than as a result of an act or omission by the Borrower or its Affiliates) shall not constitute a Default or an Event of Default.”.

1.5 Schedule 6.6 to the Common Terms Agreement is hereby deleted in its entirety and replaced with the updated Schedule 6.6 attached as Exhibit A hereto.

1.6 Paragraph 3 of Exhibit G to the Common Terms Agreement is hereby amended and restated in its entirety as follows:

“The Borrower will purchase firm natural gas supply for 100% of the Project’s feed and fuel gas requirements from Qualified Gas Suppliers for delivery into the following locations: delivered into Creole Trail Pipeline, delivered into receipt points from which the Borrower has secured firm transportation service to the Creole Trail Pipeline, delivered directly to the Liquefaction Facility, or delivered to other such pipelines that are able to provide gas directly or indirectly to the project as determined by the borrower acting reasonably.”

1.7 Exhibit K (Qualified Gas Suppliers) to the Common Terms Agreement is hereby deleted in its entirety.

Section 2. Amendments to the Working Capital Facility. Pursuant to Section 11.01 of the Working Capital Facility and Section 4.1(i) of the Intercreditor Agreement, the Borrower, the Common Security Trustee, the Intercreditor Agent and the Facility Agent (as the Secured Debt Holder Group Representative for the Working Capital Debt) hereby consent to the following modifications to the Common Terms Agreement:

2.1 Section 1.01 of the Working Capital Facility Agreement is hereby amended by adding the following definition in the proper alphabetical order:

““Third Omnibus Amendment” means the Third Omnibus Amendment, dated May 23, 2018, among the Borrower, the Facility Agent, the Common Security Trustee and the lenders and issuing banks party thereto.”

2.2 Clause (n) of the definition of “Permitted Liens” is hereby moved to clause (o) and a new clause (n) is hereby added to the definition of “Permitted Liens” as follows:

“(n) Liens to the extent of the interests of Sponsor or its Subsidiaries (other than the Borrower) in any corporate or joint property policy collectively insuring the assets of the Sponsor and its Subsidiaries (including the Borrower) and Liens granted in favor of secured creditors of the Sponsor or its subsidiaries over such interests.”

2.3 Section 2.11 of Schedule 8.01 of the Working Capital Facility Agreement is hereby amended by (i) changing clause (e) thereof to clause (f) and (ii) adding as a new clause (e), the following: “(e) insurance agreements and arrangements permitted by the CQP Corporate Property Policy (as defined in the Third Omnibus Amendment), ”.

Section 3. Consents and Waivers. By their execution hereof, each of the Secured Debt Holder Group Representative for the Working Capital Debt, the Common Security Trustee and the Intercreditor Agent hereby:

3.1 (i) consent to the Borrower’s maintenance of a corporate insurance policy as described in Schedule I hereto (the “CQP Corporate Property Policy”), (ii) agree that the arrangements described on Schedule I with respect to the CQP Corporate Property Policy are deemed to satisfy the terms and conditions of the Common Terms Agreement and Working Capital Facility Agreement and (iii) waive any non-compliance with the Financing Documents, or Default or Event of Default thereunder, insofar as such non-compliance relates to the CQP Corporate Property Policy being in effect prior to the date of this Amendment;

3.2 notwithstanding Section 1.7(e) of Schedule 8.01 of the Working Capital Facility Agreement and any other provision of the Financing Documents, consent to the reduction of the EPC Letter of Credit posted by the EPC Contractor as required by the Stage 1 EPC Contract to at least the aggregate amount necessary to perform any Corrective Work required in connection with the Defect Correction Period for Subproject 1 and Subproject 2 (as each such term is defined in the Stage 1 EPC Contract) and, in connection therewith, hereby direct the Common Security Trustee to take actions to reduce the amount thereof; and

3.3 consent to the Borrower’s entry into that certain Gas Supply Agreement, in substantially the form of Exhibit B hereto, to be entered into between the Borrower and Antero Resources (the “Antero Gas Supply Agreement”), such Antero Gas Supply Agreement to constitute an Additional Material Project Document pursuant to Section 2.9(b) of Schedule 8.01 of the Working Capital Facility.

Section 4. Effectiveness. This Amendment shall become effective as of the date hereof only upon the execution of this Amendment by the Common Security Trustee and receipt by the Common Security Trustee of executed counterparts of this Amendment by each of

(a) the Borrower, (b) the Intercreditor Agent, (c) the Secured Debt Holder Group Representative for the Working Capital Debt (who constitutes the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement)), and (d) Lenders constituting the Required Senior Lenders under the Working Capital Facility.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

5.1 no Default or Event of Default has occurred and is continuing as of the date hereof (after giving effect to the waiver in Section 2) or will result from the consummation of the transactions contemplated by the Amendment; and

5.2 each of the representations and warranties of the Borrower in the Common Terms Agreement, the Working Capital Facility and the other Financing Documents is true and correct in all material respects except for (A) those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) the representations and warranties that, pursuant to Section 4.1(b) (General) of the Common Terms Agreement, are not deemed repeated.

Section 6. Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Common Terms Agreement.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 8. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 9. Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 10. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 12. Direction to Secured Credit Facilities Debt Holder Group Representatives, Intercreditor Agent and Common Security Trustee. With respect to Section 1 and Section 2 of this Amendment only:

a. by their signature below, each of the undersigned Lenders instructs the Secured Debt Holder Group Representative for the Working Capital Debt to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment;

b. based on the instructions above, the Secured Debt Holder Group Representative for the Working Capital Debt, constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to (i) execute this Amendment and (ii) direct the Common Security Trustee to execute this Amendment; and

c. by its signature below, the Intercreditor Agent, in such capacity, hereby directs the Common Security Trustee to execute this Amendment.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

SABINE PASS LIQUEFACTION, LLC, as the Borrower

By:	/s/ Lisa C. Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

SOCIÉTÉ GÉNÉRALE, as Common Security Trustee and Secured Debt Holder Group Representative for the Commercial Banks Facility

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

SOCIÉTÉ GÉNÉRALE, as the Intercreditor Agent

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

SOCIÉTÉ GÉNÉRALE, as Commercial Bank Lender, Swing Line Lender and Working Capital Lender

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, as the Secured Debt Holder Group Representative for the Working Capital Facility

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

THE BANK OF NOVA SCOTIA, as Senior Issuing Bank and Working Capital Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Working Capital Lender

By:	/s/ Saad Iqbal
Name:	Saad Iqbal
Title:	Managing Director

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

HSBC BANK USA, NATIONAL ASSOCIATION, as Working Capital Lender

By:	/s/ Duncan Cairo
Name:	Duncan Cairo
Title:	Managing Director

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC, as Working Capital Lender

By:	/s/ Hans Beekmans
Name:	Hans Beekmans
Title:	Director

By:	/s/ Anthony Rivera
Name:	Anthony Rivera
Title:	Director

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY BANK, N.A.,
as Working Capital Lender

By:	/s/ Jake Dowden
Name:	Jake Dowden
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG,
NEW YORK BRANCH,
as Working Capital Lender

By:	/s/ Arndt Bruns
Name:	Arndt Bruns
Title:	Vice President

By:	/s/ Adam Rahal
Name:	Adam Rahal
Title:	Legal Counsel

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

LLOYDS BANK PLC,
as Working Capital Lender

By:	/s/ Kamala Basdeo
Name:	Kamala Basdeo
Title:	Assistant Manager
Transaction Execution
Category A
B002

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President
Transaction Execution
Category A
W004

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING
CORPORATION,
as Working Capital Lender

By:	/s/ Juan Kreutz

Name:	Juan Kreutz
Title:	Managing Director

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

WELLS FARGO BANK, N.A.,
as Working Capital Lender

By:	/s/ J. Michael Quigley

Name:	J. Michael Quigley
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD OMNIBUS AMENDMENT

Schedule I

CQP Corporate Property Policy

Cheniere Energy Partners, L.P., a Delaware limited partnership (“CQP”), Sabine Pass LNG, L.P., a Delaware limited partnership (“SPLNG”), Cheniere Creole Trail Pipeline, L.P., a Delaware limited partnership (“CCTP”) and Sabine Pass Liquefaction, LLC, a Delaware limited liability company (“SPL” or the “Borrower”) shall jointly maintain a property insurance policy (the “CQP Corporate Property Policy”) in order to cover the properties of SPL, SPLNG and CCTP.

Section 2.1 of Schedule 6.6 to the Common Terms Agreement requires the Borrower to maintain property insurance in “[n]ot less than an amount equivalent to the total replacement value of the Insured Property . . . or an amount to be determined based upon a probable maximum loss study performed by a reputable and experienced firm reasonably satisfactory to the Common Security Trustee in consultation with the Insurance Advisor.” The probable maximum loss with respect to the Project is currently $1.7 billion. Pursuant to similar requirements under CQP financing documentation, SPLNG must maintain property insurance over its properties in an amount not less than the probable maximum loss with respect to the SPLNG project (currently estimated to be $370 million) and CCTP must maintain property insurance over its properties in an amount not less than the probable maximum loss with respect to the CCTP pipeline (currently estimated to be $70 million). Collectively, the Borrower, SPLNG and CCTP must therefore maintain property insurance over their properties in an amount of $2.14 billion based on current estimates of probable maximum loss.

Under the CQP Corporate Property Policy, the Borrower would maintain insurance in accordance with prudent industry standards. Therefore, CQP, SPLNG, CCTP and the Borrower would collectively maintain property insurance in an amount no less than the amounts currently required under the Financing Documents and the CQP financing documents. CQP would cause the direction of any insurance proceeds under the property insurance for the CQP Corporate Property Policy in accordance with the Financing Documents.

Under the CQP Corporate Property Policy, the Common Security Trustee would be named as a named insured and loss payee (via endorsement), and there could be other named insureds and loss payees with respect to such policy, including CQP, SPLNG, CCTP and their secured creditors.

Exhibit A

Updated Schedule 6.6 to the Common Terms Agreement

Please see attached.

SCHEDULE 6.6

INSURANCE REQUIREMENTS

1.	The Borrower shall maintain insurance customarily carried by companies engaged in similar businesses, insured with financially sound insurers in such form and amounts as is necessary to insure the probable maximum loss for the Project (through either an individual policy or as part of a group policy maintained by the Borrower or the Sponsor, so long as the Borrower is included as a “named” insured on all policies). The Borrower will cause each property insurance policy to name the Common Security Trustee on behalf of the Secured Parties and the Secured Parties as a “named insured” and the Common Security Trustee, on behalf of the Secured Parties as loss payee, in each case as their interest may appear.

2.	Borrower Conditions and Requirements.

(a)	Loss Notification: The Borrower shall promptly notify the Common Security Trustee of any single loss or event likely to give rise to a property damage or liability claim against an insurer for an amount in excess of USD75,000,000.

(b)	Loss Adjustment and Settlement: Any loss shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings, by the Borrower or EPC Contractor, subject to the approval of the Common Security Trustee if such loss is in excess of USD75,000,000 prior to the Substantial Completion of Subproject 5 (or if Train 6 Debt has been incurred, Subproject 6) and in excess of USD250,000,000 on or after the Substantial Completion of Subproject 5 (or if Train 6 Debt has been incurred, Subproject 6) (as each term is defined in the applicable EPC Contracts). In addition, the EPC Contractor or Borrower may in its reasonable judgment consent to the settlement of any loss, provided that in the event that the amount of the loss exceeds USD75,000,000 prior to the Substantial Completion of Subproject 5 (or if Train 6 Debt has been incurred, Subproject 6) and in excess of USD250,000,000 on or after the Substantial Completion of Subproject 5 (or if Train 6 Debt has been incurred, Subproject 6) (as each term is defined in the applicable EPC Contracts) the terms of such settlement is concurred with by the Common Security Trustee.

(c)	Compliance With Policy Requirements: The Borrower shall not violate or permit to be violated any of the conditions, provisions or requirements of any insurance policy required by this Section, and the Borrower shall perform, satisfy and comply with, or cause to be performed, satisfied and complied with, all conditions, provisions and requirements of all insurance policies.

(d)	Evidence of Insurance: The Borrower shall (i) within thirty (30) Business Days and 120 Business Days after the issuance of NTP pursuant to the Stage 3 EPC Contract (and, if Train 6 Debt has been incurred, within thirty (30) Business Days and 120 Business Days after the issuance of NTP pursuant to the Stage 4 EPC Contract), (ii) within thirty (30) Business Days after commencement of operations of any LNG train and (iii) promptly after each policy renewal or any policy inception, furnish the Common Security Trustee with (a) certificates of insurance or binders, in a form reasonably acceptable to the Common Security Trustee, evidencing all of the insurance for the Project and (b) a schedule of the insurance policies held by or for the benefit of the Project. The schedule of insurance shall include the name of the insurance company, policy number (if available), type of insurance, major limits of liability, deductibles, and expiration date of the insurance policies. Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and the policy term. Upon request, the Borrower will promptly furnish the Common Security Trustee with copies of all insurance policies, reinsurance policies, binders and cover notes and such other evidence of insurance as the Common Security Trustee may request.

(e)	Reports: Concurrently with the furnishing of the evidence of insurance described in clause (d)(i) or (ii) above, the Borrower shall furnish the Common Security Trustee with a report of the Insurance Advisor stating that in the opinion of the Insurance Advisor, the insurance then carried is in accordance with the terms of this Schedule 6.6.

In addition the Borrower will advise the Common Security Trustee in writing promptly of (a) any material adverse changes in the coverage or limits provided under any policy required by this Section, (b) any default in the payment of any premium and of any other act or omission on the part of the Borrower which may invalidate or render unenforceable, in whole or part, any insurance being maintained by the Borrower pursuant to this Section and (c) any reduction in the financial rating of any insurer providing the insurance required hereunder such that the rating no longer meets the requirements set forth herein.